                      THE GABELLI GLOBAL SERIES FUNDS, INC.
                      EXHIBIT 16
                      TOTAL RETURN
DATE AS OF:                        12/31/97
================================================================================
                         GLOBAL TELECOMMUNICATIONS FUND

AVERAGE ANNUAL RETURN

T = ((ERV/P) (1/N)) - 1

WHERE:               T =     TOTAL RETURN

                     ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                     P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                     N =     NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION:   (   11/01/93   TO    12/31/97 ):
                     ((   1,658.0/1,000)         (1/( 1521 /365))-1) = 12.90%
  1 YEAR             (   12/TO/96         12/31/97 ):
                     ((   1,319./1,000)          (1/(  365 /365))-1) = 31.90%

AGGREGATE ANNUAL RETURNS

T = ((ERV/P) (1/N)) - 1

WHERE:               T =     TOTAL RETURN

                     ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                     P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                     N =     NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION:   (    11/01/93   TO        12/31/97 ):
                     ((    1,658.0/1,000) -1=                             65.70%
  1 YEAR             (    12/TO/96             12/31/97 ):
                     ((    1,320.0/1,000) -1=                             31.90%

                      THE GABELLI GLOBAL SERIES FUNDS, INC.
                      EXHIBIT 16
                      TOTAL RETURN
DATE AS OF:                        12/31/97
================================================================================
================================================================================
                       GLOBAL CONVERTIBLE SECURITIES FUND

AVERAGE ANNUAL RETURN

T = ((ERV/P) (1/N)) - 1

WHERE:               T =     TOTAL RETURN

                     ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                     P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                     N =     NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION:   (    02/03/94   TO     12/31/97 ):
                     ((    1,232.8/1,000)       (1/( 1427 /365))-1) =   5.50%
  1 YEAR             (    12/31/96   TO     12/31/97 ):
                     ((    1,028.0/1,000)       (1/(  365 /365))-1) =   2.80%

AGGREGATE ANNUAL RETURNS

T = ((ERV/P) (1/N)) - 1

WHERE:               T =     TOTAL RETURN

                     ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                     P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                     N =     NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION:   (   02/03/94 TO          12/31/97 ):
                     ((   1,233.0/1,000) -1=                           23.20%
  1 YEAR             (   12/31/96 TO          12/31/97 ):
                     ((   1,029.0/1,000) -1=                            2.80%

                      THE GABELLI GLOBAL SERIES FUNDS, INC.
                      EXHIBIT 16
                      TOTAL RETURN
DATE AS OF:                        12/31/97
================================================================================
================================================================================
                      GLOBAL INTERACTIVE COUCH POTATO FUND

AVERAGE ANNUAL RETURN

T = ((ERV/P) (1/N)) - 1

WHERE:               T =     TOTAL RETURN

                     ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                     P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                     N =     NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION:   (    02/07/94  TO      12/31/97 ):
                     ((    1,925.5/1,000)      (1/( 1423 /365))-1) =   18.30%
  1 YEAR             (    12/31/96  TO      12/31/97 ):
                     ((    1,417.0/1,000)      (1/(  365 /365))-1) =   41.70%

AGGREGATE ANNUAL RETURNS


T = ((ERV/P) (1/N)) - 1

WHERE:               T =     TOTAL RETURN

                     ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                     P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                     N =     NUMBER OF YEARS

EXAMPLE:

  SINCE INCEPTION:   (    02/07/94 TO         12/31/97 ):
                     ((    1,927.0/1,000) -1=                          92.60%
  1 YEAR             (    12/31/96 T0         12/):/97 ):
                     ((    1,418.0/1,000) -1=                          41.70%